[LOGO] Merrill Lynch  Investment Managers

Semi-Annual Report
January 31, 2002

Merrill Lynch
Arizona Municipal
Bond Fund

www.mlim.ml.com

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2002

TO OUR SHAREHOLDERS

The Municipal Market Environment

Throughout most of the six-month period ended January 31, 2002, long-term fixed-income interest rates exhibited considerable volatility. During the period, long-term US Treasury bond yields registered slight declines while long-term municipal bond yields were largely unchanged. From early summer through early September 2001, fixed-income yields generally declined. Weak economic growth, exemplified by declines in industrial production and large losses in employment, easily outweighed modest strength in consumer confidence and spending. Consensus was that a meaningful US economic recovery was unlikely before early 2002. Consequently, US equity markets remained under pressure and fixed-income instruments benefited. By the end of August 2001, the Federal Reserve Board had lowered its target for short-term interest rates to 3.50%, cutting interest rates by 300 basis points (3.00%) during the first eight months of 2001.

By early September there were some, albeit few, indications pointing toward the beginning of a US economic recovery. Immediately following the tragedy of the World Trade Center and Pentagon attacks, however, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001, US gross domestic product growth was reported to have declined 1.3% during the third quarter of 2001. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the terrorist attacks, just prior to the reopening of the stock exchanges. This marked the eighth time in 2001 that the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and revive US business activities, promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the recent attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped support higher bond prices as investors sought the safe haven of US Treasury obligations. At the end of October, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be-unavailable issues. By the end of October, long-term US Treasury bond yields declined to 4.87%, falling more than 50 basis points in October 2001. Despite additional decreases in its short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales, and recovering US equity markets combined to suggest to many investors that a US economic recovery was far more imminent than had been expected earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose to approximately 5.45%.

During January 2002, economic indicators were mixed and fixed-income bond yields remained volatile. The January index of leading economic

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2002

conditions rose for the third consecutive month signaling that US economic activity is likely to expand later this year. However, employment trends, especially in manufacturing, remained weak, suggesting that recent increases in consumer confidence and spending were fragile. In late January 2002, fourth quarter 2001 gross domestic product growth was initially estimated at 0.2%, reflecting only modest improvement of negative growth from the third quarter of 2001. At month end, the Federal Reserve Board ceased its aggressive series of interest rate reductions by maintaining its overnight interest rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, it was still possible that earlier economic weakness could return should consumer spending decline. At the end of January 2002, long-term US Treasury bond yields stood at 5.43%, a decline of approximately 10 basis points during the past six months.

The municipal bond market displayed a very similar pattern during the January period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields declined in conjunction with US Treasury bond yields for the remainder of the six-month period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. As measured by the Bond Buyer Revenue Bond Index, at the end of October 2001, long-term municipal bond yields stood at 5.23%, declining approximately 20 basis points during October.

Similar to its taxable counterpart, the long-term municipal bond market also was unable to maintain the improvements made in September and October 2001. In addition to a slightly stronger financial environment, increased tax-exempt bond issuance during the last three months of the period also put upward pressure on municipal bond yields. By the end of January 2002, long-term tax-exempt revenue bond yields rose to approximately 5.45%. During the last six months, tax-exempt bond yields rose less than five basis points.

Interest rates appear likely to remain near current levels in early 2002 as US economic conditions are expected to remain weak. However, going forward, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of this year, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance for much of this


2
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Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2002

year can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.

Portfolio Strategy

During the six-month period ended January 31, 2001, the relative inactivity of both the Arizona primary and secondary marketplaces afforded little opportunity for major portfolio restructuring or re-allocation of Fund assets between different sectors of the municipal market. Our strategy is to deliver tax-exempt current income while tempering the Fund's net asset value price volatility. The Fund is structured to provide an above-industry average level of couponing and has maximized its allowable percentage of assets devoted to inverse floater product. During the period, this strategy enabled the Fund to deliver a high current return without compromising credit standards. Our strategy going forward will be to continue to maintain a fully invested position in an effort to enhance shareholder income. While the Fund's investments may not provide the greatest price appreciation potential, we believe our shareholders are better served with investments in securities offering price stability and above-average credit quality selection.

In Conclusion

On December 14, 2001 the Trust's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the National Portfolio of Merrill Lynch Municipal Bond Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of the National Portfolio. We thank you for your investment in Merrill Lynch Arizona Municipal Bond Fund.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

March 4, 2002

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2002

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


4
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Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2002

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                            % Return Without     % Return With
                                              Sales Charge       Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 12/31/01                          +5.79%              +1.56%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                        +5.30               +4.45
--------------------------------------------------------------------------------
Ten Years Ended 12/31/01                         +6.24               +5.81
--------------------------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                % Return            % Return
                                              Without CDSC        With CDSC**
================================================================================
Class B Shares*
--------------------------------------------------------------------------------
One Year Ended 12/31/01                          +5.26%              +1.26%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                        +4.77               +4.77
--------------------------------------------------------------------------------
Ten Years Ended 12/31/01                         +5.70               +5.70
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                % Return            % Return
                                              Without CDSC        With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 12/31/01                          +5.16%              +4.16%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                        +4.65               +4.65
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/01                                 +5.58               +5.58
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                            % Return Without     % Return With
                                              Sales Charge       Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 12/31/01                          +5.69%              +1.46%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                        +5.20               +4.34
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/01                                 +6.13               +5.53
--------------------------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Recent Performance Results*

                                                                                      Ten-Year/
                                                    6-Month          12-Month       Since Inception    Standardized
As of January 31, 2002                           Total Return      Total Return      Total Return      30-Day Yield
======================================================================================================================
ML Arizona Municipal Bond Fund Class A Shares        +3.21%            +6.57%           +86.10%             3.81%
----------------------------------------------------------------------------------------------------------------------
ML Arizona Municipal Bond Fund Class B Shares        +2.95             +6.03            +76.92              3.47
----------------------------------------------------------------------------------------------------------------------
ML Arizona Municipal Bond Fund Class C Shares        +2.99             +6.03            +49.89              3.37
----------------------------------------------------------------------------------------------------------------------
ML Arizona Municipal Bond Fund Class D Shares        +3.16             +6.47            +55.47              3.72
----------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten year/since inception periods are from ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's    Face
Ratings  Ratings   Amount                                          Issue                                                Value
------------------------------------------------------------------------------------------------------------------------------
Arizona--87.4%
------------------------------------------------------------------------------------------------------------------------------
NR*      AAA      $  920   Arizona Health Facilities Authority, Hospital System Revenue Refunding Bonds
                           (Saint Luke's Health Systems), 7.25% due 11/01/2003 (g)                                    $  1,015
------------------------------------------------------------------------------------------------------------------------------
BBB      Baa2      2,000   Arizona Health Facilities Authority Revenue Bonds (Catholic Healthcare West),
                           Series A, 6.625% due 7/01/2020                                                                2,067
------------------------------------------------------------------------------------------------------------------------------
NR*      Aa1       2,860   Arizona State Transportation Board, Highway Revenue Refunding Bonds, RIB,
                           Series 367, 9.798% due 7/01/2019 (h)                                                          3,222
------------------------------------------------------------------------------------------------------------------------------
NR*      Aa1       2,000   Arizona Student Loan Acquisition Authority, Student Loan Revenue Refunding Bonds,
                           AMT, Senior Series B, 6.60% due 5/01/2010                                                     2,184
------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Gilbert, Arizona, Water and Sewer Revenue Refunding Bonds, 6.50% due 7/01/2022 (c)            2,190
------------------------------------------------------------------------------------------------------------------------------
AAA      NR*       1,000   Glendale, Arizona, Development Authority, Educational Facilities Revenue Refunding
                           Bonds (American Graduate School International), 7.125% due 7/01/2005 (b)(g)                   1,144
------------------------------------------------------------------------------------------------------------------------------
                           Maricopa County, Arizona, Elementary School District 068 (Alhambra),
                           GO, Refunding, Series A (a):
AAA      Aaa       1,475     6.75% due 7/01/2004 (g)                                                                     1,652
AAA      Aaa         525     6.75% due 7/01/2014                                                                           581
------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   Maricopa County, Arizona, Gilbert Unified School District Number 41, GO,
                           6.25% due 7/01/2015 (d)                                                                       1,129
------------------------------------------------------------------------------------------------------------------------------
BBB      Baa1      1,000   Maricopa County, Arizona, Hospital Revenue Refunding Bonds (Sun Health
                           Corporation), 6.125% due 4/01/2018                                                              993
------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Metro Gardens--
                           Mesa Ridge Project), Series A, 5.65% due 7/01/2019 (f)                                        1,043
------------------------------------------------------------------------------------------------------------------------------
                           Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding:
A1+      P1        1,100     (Arizona Public Service Company), VRDN, Series C, 1.50% due 5/01/2029 (i)                   1,100
A1+      P1          300     (Arizona Public Service Company), VRDN, Series E, 1.45% due 5/01/2029 (i)                     300
BB+      Ba1       1,000     (El Paso Electric), Series E, 6.15% due 12/01/2014                                          1,009
BBB-     Baa3      1,000     (Public Service Company of New Mexico Project), Series A, 6.30% due 12/01/2026              1,017
------------------------------------------------------------------------------------------------------------------------------
NR*      A1        2,000   Mohave County, Arizona, IDA, IDR (North Star Steel Company Project), AMT,
                           6.70% due 3/01/2020                                                                           2,101
------------------------------------------------------------------------------------------------------------------------------
                           Peoria, Arizona, Improvement District No. 8401, Special Assessment Bonds No. 8802:
BBB+     NR*         430     7.20% due 1/01/2010                                                                           455
BBB+     NR*         510     7.20% due 1/01/2013                                                                           536
------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Arizona Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
DATES  Daily Adjustable Tax-Exempt Securities
GO     General Obligation Bonds
IDA    Industrial Development Authority
IDR    Industrial Development Revenue Bonds
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts
VRDN   Variable Rate Demand Notes
YCN    Yield Curve Notes

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P       Moody's   Face
Ratings  Ratings   Amount                                          Issue                                                Value
------------------------------------------------------------------------------------------------------------------------------
Arizona (concluded)
------------------------------------------------------------------------------------------------------------------------------
                           Peoria, Arizona, Improvement District, Special Assessment Bonds No. 8801:
BBB+     NR*      $  200     7.30% due 1/01/2009                                                                      $    212
BBB+     NR*         395     7.30% due 1/01/2011                                                                           418
------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,275   Phoenix, Arizona, Civic Improvement, Corporate Wastewater System Revenue
                           Refunding Bonds, Junior Lien, 5.375% due 7/01/2016 (c)                                        1,339
------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Phoenix, Arizona, Civic Improvement Corporation, Municipal Facilities Excise Tax
                           Revenue Bonds, 6.90% due 7/01/2004 (f)(g)                                                     2,248
------------------------------------------------------------------------------------------------------------------------------
AA+      Aa1       2,665   Phoenix, Arizona, GO, 5.875% due 7/01/2017                                                    2,906
------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       2,220   Phoenix, Arizona, IDA Revenue Bonds (Camelback Crossing), 6.20% due 9/20/2020 (e)             2,392
------------------------------------------------------------------------------------------------------------------------------
B+       Ba3       1,000   Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds (Tucson Electric
                           Power Company Project), Series B, 6% due 9/01/2029                                              956
------------------------------------------------------------------------------------------------------------------------------
A1+      P1        2,100   Pinal County, Arizona, IDA, PCR (Newmont Mining), DATES, 1.50% due 12/01/2009 (i)             2,100
------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,050   Pinal County, Arizona, Unified School District Number 43, Apache Junction, GO,
                           Refunding, 5.75% due 7/01/2015 (c)                                                            2,273
------------------------------------------------------------------------------------------------------------------------------
BBB-     NR*         750   Prescott Valley, Arizona, Improvement District, Special Assessment Bonds
                           (Sewer Collection System Roadway Repair), 7.90% due 1/01/2012                                   781
------------------------------------------------------------------------------------------------------------------------------
A        NR*       1,600   Sedona, Arizona, Sewer Revenue Refunding Bonds, 7% due 7/01/2012                              1,756
------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Tucson, Arizona, Airport Authority Incorporated Revenue Refunding Bonds,
                           5.70% due 6/01/2013 (f)                                                                       2,086
------------------------------------------------------------------------------------------------------------------------------
AA       NR*       2,315   Tucson, Arizona, IDA, Senior Living Facilities Revenue Bonds (Christian Care
                           Tucson Inc. Project), Series A, 6.125% due 7/01/2024                                          2,437
------------------------------------------------------------------------------------------------------------------------------
AA       A1        2,000   University of Arizona, University Revenue Refunding Bonds, Series A, 6.20% due 6/01/2016      2,294
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--12.7%
------------------------------------------------------------------------------------------------------------------------------
                           Puerto Rico Commonwealth, GO, Refunding (h):
AAA      Aaa       3,000     RITR, Class R, Series 3, 9.914% due 7/01/2016 (f)                                           3,770
AAA      Aaa       2,000     YCN, 10.182% due 7/01/2020 (d)(j)                                                           2,130
------------------------------------------------------------------------------------------------------------------------------
A        Baa1      1,000   Puerto Rico Commonwealth Highway and Transportation Authority, Transportation
                           Revenue Bonds, Series B, 6% due 7/01/2026                                                     1,058
------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$51,429)--100.1%                                                                               54,894
Liabilities in Excess of Other Assets--(0.1%)                                                                              (37)
                                                                                                                      --------
Net Assets--100.0%                                                                                                    $ 54,857
                                                                                                                      ========
------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   Connie Lee Insured.
(c)   FGIC Insured.
(d)   FSA Insured.
(e)   GNMA Collateralized.
(f)   MBIA Insured.
(g)   Prerefunded.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
(i) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
(j)   Escrowed to maturity.
  *   Not Rated.

See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2002

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 2002

Assets:            Investments, at value (identified cost--$51,428,877) .......................                      $ 54,893,738
                   Cash .......................................................................                            58,777
                   Receivables:
                     Interest .................................................................     $    452,926
                     Beneficial interest sold .................................................           23,803          476,729
                                                                                                    ------------
                   Prepaid registration and other assets ......................................                             8,812
                                                                                                                     ------------
                   Total assets ...............................................................                        55,438,056
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:       Payables:
                     Beneficial interest redeemed .............................................          460,609
                     Dividends to shareholders ................................................           63,282
                     Investment adviser .......................................................           26,518
                     Distributor ..............................................................           14,243          564,652
                                                                                                    ------------
                   Accrued expenses and other liabilities .....................................                            16,342
                                                                                                                     ------------
                   Total liabilities ..........................................................                           580,994
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:        Net assets .................................................................                      $ 54,857,062
                                                                                                                     ============
---------------------------------------------------------------------------------------------------------------------------------
Net Assets         Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:        shares authorized ..........................................................                      $    108,618
                   Class B Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized ..........................................................                           275,542
                   Class C Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized ..........................................................                            20,180
                   Class D Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized ..........................................................                           109,200
                   Paid-in capital in excess of par ...........................................                        51,523,504
                   Accumulated realized capital losses on investments--net ....................                          (644,843)
                   Unrealized appreciation on investments--net ................................                         3,464,861
                                                                                                                     ------------
                   Net assets .................................................................                      $ 54,857,062
                                                                                                                     ============
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:   Class A--Based on net assets of $11,605,024 and 1,086,177 shares
                   of beneficial interest outstanding .........................................                            $10.68
                                                                                                                           ======
                   Class B--Based on net assets of $29,441,237 and 2,755,422 shares
                   of beneficial interest outstanding .........................................                            $10.68
                                                                                                                           ======
                   Class C--Based on net assets of $2,154,483 and 201,797 shares
                   of beneficial interest outstanding .........................................                            $10.68
                                                                                                                           ======
                   Class D--Based on net assets of $11,656,318 and 1,092,002 shares
                   of beneficial interest outstanding .........................................                            $10.67
                                                                                                                           ======
---------------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2002

Statement of Operations

                                                                              For the Six Months Ended
                                                                                      January 31, 2002
------------------------------------------------------------------------------------------------------
Investment Income:   Interest ..............................................                $1,634,025
------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees ..............................   $  151,179
                     Account maintenance and distribution fees--Class B ....       83,464
                     Accounting services ...................................       40,486
                     Professional fees .....................................       36,134
                     Printing and shareholder reports ......................       21,951
                     Transfer agent fees--Class B ..........................        7,481
                     Registration fees .....................................        6,541
                     Account maintenance and distribution fees--Class C ....        6,073
                     Trustees' fees and expenses ...........................        5,482
                     Account maintenance fees--Class D .....................        3,922
                     Pricing fees ..........................................        3,323
                     Transfer agent fees--Class A ..........................        2,236
                     Custodian fees ........................................        1,580
                     Transfer agent fees--Class D ..........................        1,502
                     Transfer agent fees--Class C ..........................          442
                     Other .................................................        3,935
                                                                                ----------
                     Total expenses ........................................                   375,731
                                                                                            ----------
                     Investment income--net ................................                 1,258,294
                                                                                            ----------
------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments--net .....................                    14,192
Unrealized Gain on   Change in unrealized appreciation on investments--net .                   362,903
Investments--Net:                                                                           ----------
                     Net Increase in Net Assets Resulting from Operations ..                $1,635,389
                                                                                            ==========
------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2002

Statements of Changes in Net Assets

                                                                                              For the Six       For the
                                                                                              Months Ended     Year Ended
                                                                                              January 31,       July 31,
Increase (Decrease) in Net Assets:                                                                2002            2001
--------------------------------------------------------------------------------------------------------------------------
Operations:           Investment income--net ..............................................   $  1,258,294    $  2,428,644
                      Realized gain on investments--net ...................................         14,192         461,989
                      Change in unrealized appreciation on investments--net ...............        362,903       1,409,146
                                                                                              ------------    ------------
                      Net increase in net assets resulting from operations ................      1,635,389       4,299,779
                                                                                              ------------    ------------
--------------------------------------------------------------------------------------------------------------------------
Dividends &           Investment income--net:
Distributions to        Class A ...........................................................       (288,508)       (572,827)
Shareholders:           Class B ...........................................................       (736,657)     (1,532,885)
                        Class C ...........................................................        (43,679)        (58,282)
                        Class D ...........................................................       (189,450)       (264,650)
                      Realized gain on investments--net:
                        Class A ...........................................................        (24,439)             --
                        Class B ...........................................................        (62,613)             --
                        Class C ...........................................................         (4,261)             --
                        Class D ...........................................................        (23,261)             --
                      In excess of realized gain on investments--net:
                        Class A ...........................................................             --          (2,510)
                        Class B ...........................................................             --          (7,329)
                        Class C ...........................................................             --            (249)
                        Class D ...........................................................             --          (1,174)
                                                                                              ------------    ------------
                      Net decrease in net assets resulting from dividends and distributions
                      to shareholders .....................................................     (1,372,868)     (2,439,906)
                                                                                              ------------    ------------
--------------------------------------------------------------------------------------------------------------------------
Beneficial Interest   Net increase (decrease) in net assets derived from beneficial
Transactions:         interest transactions ...............................................      1,400,123        (405,164)
                                                                                              ------------    ------------
--------------------------------------------------------------------------------------------------------------------------
Net Assets:           Total increase in net assets ........................................      1,662,644       1,454,709
                      Beginning of period .................................................     53,194,418      51,739,709
                                                                                              ------------    ------------
                      End of period .......................................................   $ 54,857,062    $ 53,194,418
                                                                                              ============    ============
--------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2002

Financial Highlights

                                                                                            Class A
                                                              ------------------------------------------------------------
The following per share data and ratios have been derived      For the Six                      For the
from information provided in the financial statements.        Months Ended                 Year Ended July 31,
                                                               January 31,    --------------------------------------------
Increase (Decrease) in Net Asset Value:                           2002          2001        2000        1999        1998
--------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ......  $  10.63      $  10.26    $  10.53    $  10.88    $  10.87
Operating                                                       --------      --------    --------    --------    --------
Performance:       Investment income--net ....................       .27           .52         .54         .52         .55
                   Realized and unrealized gain (loss) on
                   investments--net ..........................       .07           .37        (.26)       (.24)        .01
                                                                --------      --------    --------    --------    --------
                   Total from investment operations ..........       .34           .89         .28         .28         .56
                                                                --------      --------    --------    --------    --------
                   Less dividends and distributions:
                     Investment income--net ..................      (.27)         (.52)       (.54)       (.52)       (.55)
                     Realized gain on investments--net .......      (.02)           --          --          --          --
                     In excess of realized gain on
                     investments--net ........................        --            --+       (.01)       (.11)         --
                                                                --------      --------    --------    --------    --------
                   Total dividends and distributions .........      (.29)         (.52)       (.55)       (.63)       (.55)
                                                                --------      --------    --------    --------    --------
                   Net asset value, end of period ............  $  10.68      $  10.63    $  10.26    $  10.53    $  10.88
                                                                ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ........     3.21%++       8.93%       2.82%       2.52%       5.25%
Return:**                                                       ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses ..................................     1.02%*        1.00%        .86%        .94%        .82%
Average                                                         ========      ========    ========    ========    ========
Net Assets:        Investment income--net ....................     4.92%*        5.00%       5.31%       4.77%       5.01%
                                                                ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands) ..  $ 11,605      $ 11,413    $ 11,525    $ 12,975    $ 13,875
Data:                                                           ========      ========    ========    ========    ========
                   Portfolio turnover ........................     4.50%        41.00%      41.15%      25.16%      53.75%
                                                                ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Amount is less than $.01 per share.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2002

Financial Highlights (continued)

                                                                                            Class B
                                                              ------------------------------------------------------------
The following per share data and ratios have been derived      For the Six                      For the
from information provided in the financial statements.        Months Ended                 Year Ended July 31,
                                                               January 31,    --------------------------------------------
Increase (Decrease) in Net Asset Value:                           2002          2001        2000        1999        1998
--------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ......  $  10.63      $  10.26    $  10.53    $  10.88    $  10.87
Operating                                                       --------      --------    --------    --------    --------
Performance:       Investment income--net ....................       .24           .47         .49         .46         .49
                   Realized and unrealized gain (loss) on
                   Investments--net ..........................       .07           .37        (.26)       (.24)        .01
                                                                --------      --------    --------    --------    --------
                   Total from investment operations ..........       .31           .84         .23         .22         .50
                                                                --------      --------    --------    --------    --------
                   Less dividends and distributions:
                     Investment income--net ..................      (.24)         (.47)       (.49)       (.46)       (.49)
                     Realized gain on investments--net .......      (.02)           --          --          --          --
                     In excess of realized gain on
                     investments--net ........................        --            --+       (.01)       (.11)         --
                                                                --------      --------    --------    --------    --------
                   Total dividends and distributions .........      (.26)         (.47)       (.50)       (.57)       (.49)
                                                                --------      --------    --------    --------    --------
                   Net asset value, end of period ............  $  10.68      $  10.63    $  10.26    $  10.53    $  10.88
                                                                ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ........     2.95%++       8.38%       2.30%       2.01%       4.71%
Return:**                                                       ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses ..................................     1.53%*        1.51%       1.37%       1.44%       1.32%
Average                                                         ========      ========    ========    ========    ========
Net Assets:        Investment income--net ....................     4.41%*        4.50%       4.80%       4.26%       4.50%
                                                                ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands)  .  $ 29,441      $ 33,972    $ 34,565    $ 42,758    $ 51,503
Data:                                                           ========      ========    ========    ========    ========
                   Portfolio turnover ........................     4.50%        41.00%      41.15%      25.16%      53.75%
                                                                ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------


 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Amount is less than $.01 per share.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2002

Financial Highlights (continued)

                                                                                            Class C
                                                              ------------------------------------------------------------
The following per share data and ratios have been derived      For the Six                      For the
from information provided in the financial statements.        Months Ended                Year Ended July 31,
                                                               January 31,    --------------------------------------------
Increase (Decrease) in Net Asset Value:                           2002          2001        2000        1999        1998
--------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ......  $  10.62      $  10.25    $  10.52    $  10.88    $  10.87
Operating                                                       --------      --------    --------    --------    --------
Performance:       Investment income--net ....................       .23           .46         .48         .45         .48
                   Realized and unrealized gain (loss) on
                   investments--net ..........................       .08           .37        (.26)       (.25)        .01
                                                                --------      --------    --------    --------    --------
                   Total from investment operations ..........       .31           .83         .22         .20         .49
                                                                --------      --------    --------    --------    --------
                   Less dividends and distributions:
                     Investment income--net ..................      (.23)         (.46)       (.48)       (.45)       (.48)
                     Realized gain on investments--net .......      (.02)           --          --          --          --
                     In excess of realized gain on
                     investments--net ........................        --            --+       (.01)       (.11)         --
                                                                --------      --------    --------    --------    --------
                   Total dividends and distributions .........      (.25)         (.46)       (.49)       (.56)       (.48)
                                                                --------      --------    --------    --------    --------
                   Net asset value, end of period ............  $  10.68      $  10.62    $  10.25    $  10.52    $  10.88
                                                                ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ........     2.99%++       8.28%       2.20%       1.81%       4.61%
Return:**                                                       ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses ..................................     1.63%*        1.61%       1.47%       1.54%       1.42%
Average                                                         ========      ========    ========    ========    ========
Net Assets         Investment income--net ....................     4.32%*        4.40%       4.71%       4.16%       4.39%
                                                                ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands)  .  $  2,155      $  1,723    $  1,244    $    996    $  1,233
Data:                                                           ========      ========    ========    ========    ========
                   Portfolio turnover ........................     4.50%        41.00%      41.15%      25.16%      53.75%
                                                                ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Amount is less than $.01 per share.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2002

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                            Class D
                                                              ------------------------------------------------------------
The following per share data and ratios have been derived      For the Six                       For the
from information provided in the financial statements.        Months Ended                 Year Ended July 31,
                                                               January 31,    --------------------------------------------
Increase (Decrease) in Net Asset Value:                           2002          2001        2000        1999        1998
--------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ......  $  10.62      $  10.25    $  10.52    $  10.87    $  10.86
Operating                                                       --------      --------    --------    --------    --------
Performace:        Investment income--net ....................       .26           .51         .53         .51         .54
                   Realized and unrealized gain (loss) on
                   investments--net ..........................       .07           .37        (.26)       (.24)        .01
                                                                --------      --------    --------    --------    --------
                   Total from investment operations ..........       .33           .88         .27         .27         .55
                                                                --------      --------    --------    --------    --------
                   Less dividends and distributions:
                     Investment income--net ..................      (.26)         (.51)       (.53)       (.51)       (.54)
                     Realized gain on investments--net .......      (.02)           --          --          --          --
                     In excess of realized gain on
                     investments--net ..........................      --            --+       (.01)       (.11)         --
                                                                --------      --------    --------    --------    --------
                   Total dividends and distributions .........      (.28)         (.51)       (.54)       (.62)       (.54)
                                                                --------      --------    --------    --------    --------
                   Net asset value, end of period ............  $  10.67      $  10.62    $  10.25    $  10.52    $  10.87
                                                                ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ........     3.16%++       8.82%       2.72%       2.42%       5.14%
Return:**                                                       ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses ..................................     1.12%*        1.10%        .96%       1.05%        .92%
Average                                                         ========      ========    ========    ========    ========
Net Assets:        Investment income--net ....................     4.83%*        4.90%       5.20%       4.67%       4.90%
                                                                ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands)  .  $ 11,656      $  6,086    $  4,406    $  4,053    $  2,740
Data:                                                           ========      ========    ========    ========    ========
                   Portfolio turnover ........................     4.50%        41.00%      41.15%      25.16%      53.75%
                                                                ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Amount is less than $.01 per share.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Arizona Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2002
are determined on the identified cost basis. Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(g) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                  Account        Distribution
                                                Maintenance           Fee
--------------------------------------------------------------------------------
Class B ..................................         .25%              .25%
Class C ..................................         .25%              .35%
Class D ..................................         .10%               --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                       FAMD               MLPF&S
--------------------------------------------------------------------------------
Class A ................................               $ 88               $  601
Class D ................................               $202               $3,735
--------------------------------------------------------------------------------

For the six months ended January 31, 2002, MLPF&S received contingent deferred sales charges of $2,744 and $1,662 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended January 31, 2002, the Fund reimbursed FAM $4,124 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/ or ML & Co.

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2002

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2002 were $2,352,560 and $3,486,413, respectively.

Net realized gains for the six months ended January 31, 2002 and net unrealized gains as of January 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                        Realized      Unrealized
                                                         Gains          Gains
--------------------------------------------------------------------------------
Long-term investments ............................     $   14,192     $3,464,861
                                                       ----------     ----------
Total ............................................     $   14,192     $3,464,861
                                                       ==========     ==========
--------------------------------------------------------------------------------

As of January 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $3,464,861, of which $3,475,036 related to appreciated securities and $10,175 related to depreciated securities. The aggregate cost of investments at January 31, 2002 for Federal income tax purposes was $51,428,877.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $1,400,123 and $(405,164) for the six months ended January 31, 2002 and for the year ended July 31, 2001, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended January 31, 2002                                Shares          Amount
-------------------------------------------------------------------------------
Shares sold ......................................     30,954       $   332,648
Shares issued to shareholders
in reinvestment of dividends
and distributions ................................     14,286           152,805
                                                     --------       -----------
Total issued .....................................     45,240           485,453
Shares redeemed ..................................    (32,620)         (349,119)
                                                     --------       -----------
Net increase .....................................     12,620       $   136,334
                                                     ========       ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 2001                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ......................................     43,958       $   462,703
Shares issued to shareholders
in reinvestment of dividends
and distributions ................................     25,085           262,786
                                                     --------       -----------
Total issued .....................................     69,043           725,489
Shares redeemed ..................................   (119,240)       (1,249,931)
                                                     --------       -----------
Net decrease .....................................    (50,197)      $  (524,442)
                                                     ========       ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended January 31, 2002                                Shares          Amount
-------------------------------------------------------------------------------
Shares sold ......................................    263,831       $ 2,826,663
Shares issued to shareholders
in reinvestment of dividends
and distributions ................................     28,416           303,938
                                                     --------       -----------
Total issued .....................................    292,247         3,130,601
Automatic conversion
of shares ........................................   (550,627)       (5,849,391)
Shares redeemed ..................................   (181,508)       (1,943,752)
                                                     --------       -----------
Net decrease .....................................   (439,888)      $(4,662,542)
                                                     ========       ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 2001                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ......................................    386,365       $ 4,069,369
Shares issued to shareholders
in reinvestment of dividends
and distributions ................................     53,676           562,245
                                                     --------       -----------
Total issued .....................................    440,041         4,631,614
Automatic conversion
of shares ........................................    (96,394)       (1,007,254)
Shares redeemed ..................................   (518,580)       (5,423,418)
                                                     --------       -----------
Net decrease .....................................   (174,933)      $(1,799,058)
                                                     ========       ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended January 31, 2002                                Shares          Amount
-------------------------------------------------------------------------------
Shares sold ......................................     84,273       $   900,026
Shares issued to shareholders
in reinvestment of dividends
and distributions ................................      1,983            21,187
                                                     --------       -----------
Total issued .....................................     86,256           921,213
Shares redeemed ..................................    (46,644)         (499,448)
                                                     --------       -----------
Net increase .....................................     39,612       $   421,765
                                                     ========       ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 2001                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ......................................     90,959       $   954,483
Shares issued to shareholders
in reinvestment of dividends
and distributions ................................      2,560            26,800
                                                     --------       -----------
Total issued .....................................     93,519           981,283
Shares redeemed ..................................    (52,721)         (551,642)
                                                     --------       -----------
Net increase .....................................     40,798       $   429,641
                                                     ========       ===========
-------------------------------------------------------------------------------

Merrill Lynch Arizona Municipal Bond Fund                       January 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

-------------------------------------------------------------------------------
Class D Shares for the Six Months                                     Dollar
Ended January 31, 2002                                Shares          Amount
-------------------------------------------------------------------------------
Shares sold ......................................     30,591       $   326,902
Automatic conversion
of shares ........................................    551,145         5,849,391
Shares issued to shareholders
in reinvestment of dividends
and distributions ................................      7,220            77,018
                                                     --------       -----------
Total issued .....................................    588,956         6,253,311
Shares redeemed ..................................    (69,889)         (748,745)
                                                     --------       -----------
Net increase .....................................    519,067       $ 5,504,566
                                                     ========       ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 2001                                   Shares          Amount
-------------------------------------------------------------------------------
Shares sold ......................................     83,599       $   873,615
Automatic conversion
of shares ........................................     96,486         1,007,254
Shares issued to shareholders
in reinvestment of dividends
and distributions ................................      8,071            84,499
                                                     --------       -----------
Total issued .....................................    188,156         1,965,368
Shares redeemed ..................................    (45,241)         (476,673)
                                                     --------       -----------
Net increase .....................................    142,915       $ 1,488,695
                                                     ========       ===========
-------------------------------------------------------------------------------

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended January 31, 2002.

6. Reorganization Plan:

On December 14, 2001 the Trust's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the National Portfolio of Merrill Lynch Municipal Bond Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of the National Portfolio.


18
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Merrill Lynch Arizona Municipal Bond Fund   January 31, 2002

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Joseph L. May, Trustee and Vincent R. Giordano, Senior Vice President of Merrill Lynch Arizona Municipal Bond Fund, have recently retired. The Fund's Board of Trustees wishes Messrs. May and Giordano well in their retirements.


19
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[LOGO] Merrill Lynch  Investment Managers
                                                               [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Arizona Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

[LOGO] Printed on post-consumer recycled paper                      #16238--1/02